UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 7, 2013

Date of Report (Date of earliest event reported)

WEBMD HEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-35337	20-2783228
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Eighth Avenue

New York, New York 10011

(Address of principal executive offices, including zip code)

(212) 624-3700

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On June 8, 2012, WebMD Health Corp. (which we refer to as the “Company” or “WebMD”) entered into a Director Appointment Agreement (which we refer to as the “Icahn Agreement”) with Barberry Corp., Beckton Corp., Icahn Capital LP, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Icahn Offshore LP, Icahn Onshore LP, Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, IPH GP LLC, High River Limited Partnership, Hopper Investments LLC, Carl C. Icahn, Brett Icahn and David Schechter (the “Icahn Group”). Pursuant to the Icahn Agreement, David Schechter was appointed to the Board of Directors of WebMD (the “WebMD Board”) as a Class II director, with a term expiring at WebMD’s 2013 Annual Meeting of Stockholders (referred to below as the “2013 Annual Meeting”).

WebMD has entered an amendment, dated as of May 7, 2013, to the Icahn Agreement (the “Icahn Amendment”). Pursuant to the Icahn Amendment, the WebMD Board will, prior to the 2013 Annual Meeting, appoint Mr. Schechter as a Class III director effective as of the 2013 Annual Meeting, with a term expiring at WebMD’s 2014 Annual Meeting of Stockholders (referred to below as the “2014 Annual Meeting”). In addition, the Icahn Amendment generally extends the time periods provided for in the Icahn Agreement for an additional year. A copy of the Icahn Amendment is filed as Exhibit 10.1 to this Current Report. To the extent required by Item 1.01 of Form 8-K, the following are incorporated by reference from Amendment No. 1 to WebMD’s Annual Report on Form 10-K for the year ended December 31, 2012 filed on April 30, 2013 (the “2012 Form 10-K/A”) into this Current Report pursuant to General Instruction B.3 of Form 8-K:

•	the description of the Icahn Agreement included under the heading “Certain Relationships and Related Transactions — Director Appointment Agreement with the Icahn Group” in Item 13; and

•	the information regarding the Icahn Group’s holdings of WebMD Common Stock included under the heading “Security Ownership of Certain Beneficial Owners and Management” in Item 12.

*     *     *     *

On October 17, 2012, WebMD entered into a Director Appointment Agreement (which we refer to as the “Kensico Agreement”) with Kensico Capital Management Corp. and the investment funds it advises (collectively, the “Kensico Parties”). Pursuant to the Kensico Agreement, Thomas J. Coleman was appointed to the WebMD Board as a Class II director, with a term expiring at the 2013 Annual Meeting.

WebMD has entered an amendment, dated as of May 7, 2013, to the Kensico Agreement (the “Kensico Amendment”). Pursuant to the Kensico Amendment, the WebMD Board will, prior to the 2013 Annual Meeting, appoint Mr. Coleman as a Class III director effective as of the 2013 Annual Meeting, with a term expiring at the 2014 Annual Meeting of Stockholders. In addition, the Kensico Amendment generally extends the time periods provided for in the Kensico Agreement for an additional year. A copy of the Kensico Amendment is filed as Exhibit 10.2 to this Current Report. To the extent required by Item 1.01 of Form 8-K, the following are incorporated by reference from the 2012 Form 10-K/A into this Current Report pursuant to General Instruction B.3 of Form 8-K:

•	the description of the Kensico Agreement included under the heading “Certain Relationships and Related Transactions — Director Appointment Agreement with Kensico” in Item 13; and

•	the information regarding Kensico’s holdings of WebMD Common Stock included under the heading “Security Ownership of Certain Beneficial Owners and Management” in Item 12.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

To the extent required by Item 5.02 of Form 8-K, the disclosures included in Item 1.01 of this Current Report are incorporated by reference into this Item 5.02.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit Number	Description

10.1	Amendment, dated as of May 7, 2013, to the Director Appointment Agreement, dated as of June 8, 2012, by and among the Registrant and the Icahn Group

10.2	Amendment, dated as of May 7, 2013, to the Director Appointment Agreement, dated as of October 17, 2012, by and among the Registrant and Kensico Capital Management Corp. and the investment funds it advises

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.

Dated: May 7, 2013	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment, dated as of May 7, 2013, to the Director Appointment Agreement, dated as of June 8, 2012, by and among the Registrant and the Icahn Group

10.2	Amendment, dated as of May 7, 2013, to the Director Appointment Agreement, dated as of October 17, 2012, by and among the Registrant and Kensico Capital Management Corp. and the investment funds it advises